Exhibit 10.37

OMB Control No. 2120-0042

Exp. 03/31/2024

PRA Public Burden Statement: A federal agency may not conduct or sponsor, and a person is not required to respond to, nor shall a person be subject to a penalty for failure to comply with a collection of information subject to the requirements of the Paperwork Reduction Act unless that collection of information displays a currently valid OMB Control Number. The OMB Control Number for this information collection is 2120-0042. Public reporting for this collection of information is estimated to be approximately 45 minutes per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, completing and reviewing the collection of information. All responses to this collection of information are required for recordation of security interest, in aircraft, engines, propellers and spare parts, in accordance with 14 CFR Part 49. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden to: Information Collection Clearance Officer, Federal Aviation Administration, 10101 Hillwood Parkway, Fort Worth, TX 76177-1524.

DEPARTMENT OF TRANSPORTATION

FEDERAL AVIATION ADMINISTRATION

CIVIL AVIATION REGISTRY

AIRCRAFT REGISTRATION BRANCH

P. O. Box 25504

Oklahoma City, Oklahoma 73125

AIRCRAFT SECURITY AGREEMENT

NAME & ADDRESS OF DEBTOR

Vision FGAR I LLC
7110 Republic Airport
Farmingdale, New York 11735

NAME & ADDRESS OF SECURED PARTY/ASSIGNOR

Radlo Family Irrevocable Trust II	ABOVE SPACE
12 Black Rock Drive	FOR FAA USE ONLY
Hingham, MA 02043

ASSIGNED/NAME & ADDRESS OF ASSIGNEE

Date:

A security interest is hereby granted to the secured party on the following described collateral:

AIRCRAFT (FAA registration number, manufacturer, model, and serial number):

N619GK, Cirrus Design Corp., SF50, SN 0209

NOTICE: ENGINES LESS THAN 550 HORSEPOWER AND PROPELLERS NOT CAPABLE OF ABSORBING 750 OR MORE RATED SHAFT HORSEPOWER ARE NOT ELIGIBLE FOR RECORDING.

ENGINES (manufacturer, model, and serial number):

Williams, FJ33-5A, SN 361119

PROPELLERS (manufacturer, model, and serial number):

SPARE PARTS LOCATIONS (air carrier’s name, city, and state):

together with all equipment and accessories attached thereto or used in connection therewith, including engines of               horsepower, or the equivalent, and propellers capable of absorbing                 rated takeoff shaft horsepower, described above, all of which are included in the term aircraft as used herein.

The above described aircraft is hereby mortgaged to the secured party for the purpose of securing in the order named:

FIRST: The payment of all indebtedness evidenced by and according to the terms of that certain promissory note, herein below described, and all renewals and extensions thereof.

Note bearing date 11/14/23 executed by the debtor and payable to the order of Radlo Family Irrevocable Trust II in the aggregate sum of $ 2,800,000 with interest thereon at the rate of  7 per centum per annum, from date, payable in installments as follows:

The principal and interest of said note is payable in monthly installments of $42,259.50 each on 14th day of each successive month beginning with the 14th day of December. The last payment of $ 42,259.92 is due on the 14th day of November, 2030.

OMB Control No. 2120-0042

Exp. 03/31/2024

SECOND: The prompt and faithful discharge and performance of each agreement of the debtor herein contained made with or for the benefit of the secured party in connection with the indebtedness to secure which this instrument is executed, and the repayment of any sums expended or advanced by the secured party for the maintenance or preservation of the property mortgaged hereby or in enforcing their rights hereunder. Said debtor hereby declares and hereby warrants to the said secured party that they are the absolute owner of the legal and beneficial title to the said aircraft and in possession thereof, and that the same is free and clear of all liens, encumbrances, and adverse claims whatsoever, except as follows: (If no liens other than this mortgage, indicate “none”.)

It is the intention of the parties to deliver this instrument in the state of  Florida.

Provided, however, that if the debtor, their heirs, administrators, successors, or assignees shall pay said note and the interest thereon in accordance with the terms thereof and shall keep and perform all and singular the terms, covenants, and agreements in this security agreement, then this security agreement shall be null and void.

Time is of the essence of this security agreement. It is hereby agreed that, if default be made in the payment of any part of the principal or interest of the promissory note secured hereby at the time and in the manner therein specified, or if any breach be made of any obligation or promise of the debtor herein contained or secured hereby, or if any or all of the property covered hereby be hereafter sold, leased, transferred, mortgaged, or otherwise encumbered without the written consent of the secured party may deem himself insecure, then the whole principal sum unpaid upon said promissory note, with the interest accrued thereon, or advanced under the terms of this security agreement, or secured thereby, and the interest thereon shall immediately become due and payable at the option of the secured party.

Upon default, secured party may at once proceed to foreclose this mortgage in any manner provided by law, or the secured party may at its option, and they are hereby empowered so to do, with or without foreclosure action, enter upon the premises where the said aircraft may be and take possession thereof; and remove and sell and dispose of the same at public or private sale, and from the proceeds of such sale retain all costs and charges incurred by secured party in the taking or sale of said aircraft, including any reasonable attorney’s fees incurred; also all sums due him on said promissory note, under any provisions thereof, or advanced under the terms of this security, and interest thereon, or due or owing to the said secured party, under any provisions of this security agreement, or secured hereby, with the interest thereon, and any surplus of such proceeds remaining shall be paid to the debtor, or whoever may be lawfully entitled to receive the same. If a deficiency occurs, the debtor agrees to pay such deficiency forthwith.

Said secured party or his agent may bid and purchase at any sale made under this mortgage or herein authorized, or at any sale made upon foreclosure of this security agreement.

In witness whereof, the debtor has hereunto set  its hand and seal on the day and year first above

ACKNOWLEDGMENT:	NAME OF DEBTOR Vision FGAR I LLC
(If required by applicable local law)
SIGNATURE(S) (IN INK)
(If executed for co-ownership, all must sign)

TITLE Manager
(If signed for a corporation, partnership, owner, or agent)

ASSIGNMENT BY SECURED PARTY

For value received, the undersigned secured party does hereby sell, assign, and transfer all right, title, and interest in and to the foregoing note and security agreement and the aircraft covered thereby, unto the assignee named on the face of this instrument at the address given, and hereby authorizes the said assignee to do every act and thing necessary to collect and discharge the same. The undersigned secured party warrants and agrees to defend the title of said aircraft hereby conveyed against all lawful claims and demands except the rights of the maker. The undersigned secured party warrants that the secured party is the owner of a valid security interest in the said aircraft. (A Guaranty Clause or any other provisions which the parties are desirous of making a part of this assignment should be included in the following space.)

Dated this               day of                                                    .

ACKNOWLEDGMENT:	NAME OF SECURED PARTY (ASSIGNOR)
(If required by applicable local law)
SIGNATURE(S) (IN INK)
(If executed for co-ownership, all must sign)

TITLE
(If signed for a corporation, partnership, owner, or agent)

THIS FORM IS ONLY INTENDED TO BE A SUGGESTED FORM OF SECURITY AGREEMENT WHICH MEETS THE RECORDING REQUIREMENTS OF TITLE 49, UNITED STATES CODE, AND THE REGULATIONS ISSUED THEREUNDER. IN ADDITION TO THESE REQUIREMENTS, THE FORM OF SECURITY AGREEMENT SHOULD BE DRAFTED IN ACCORDANCE WITH THE PERTINENT PROVISIONS OF LOCAL STATUTES AND OTHER APPLICABLE FEDERAL STATUTES. THIS FORM MAY BE REPRODUCED.

SEND, WITH APPROPRIATE FEE, TO:	AIRCRAFT REGISTRATION BRANCH
P.O. BOX 25504
OKLAHOMA CITY, OKLAHOMA 73125-0504

OMB Control No. 2120-0042

Exp. 03/31/2024

PRIVACY ACT STATEMENT: Privacy Act of 1974(PL 93-579) requires that users of this form be informed of the authority which allows the solicitation of the information and whether disclosure of such information is mandatory or voluntary; the principal purpose for which the information is intended to be used; the routine uses which may be made of the information gathered; and the effects, if any, of not providing all or any part of the requested information.

This form is to be completed by the debtor/grantor of the encumbrance. This form meets the recording requirements of 49 USC Chap. 441 and the Federal Aviation Regulations. In addition to meeting these requirements, the form must comply with local law. This form may be reproduced.

The following routine uses are made of the information gathered:

(1)	To determine that aircraft are registered in accordance with provisions of the Title 49, United States Code.

(2)	To support investigative efforts of investigation and law enforcement agencies of Federal, State and foreign governments.

(3)	To serve as a repository of legal documents used by individuals and title search companies to determine the legal ownership of an aircraft.

(4)	To provide aircraft owners and operators information about potential mechanical defects or unsafe conditions of their aircraft in the form of airworthiness directives.

(5)	To provide supporting information in court cases.

(6)	To serve as a data source for management information for production of summary descriptive statistics and analytical studies in support of agency functions for which the records are collected and maintained.

(7)	To respond to general requests from the aviation community or the public for statistical information under the Freedom of Information Act or to locate specific individuals or specific aircraft for accident investigation, violation, or other safety related requirements.

(8)	To provide data for the automated aircraft registration master file.

(9)	To provide data for development of the aircraft registration statistical system.

(10)	To prepare an aircraft register in electronic media as required by ICAO agreement containing information on aircraft owners by name, address, N-Number, and type aircraft, used for internal FAA safety program purposes and also available to the public (individuals, aviation organizations, direct mail advertisers, state and local governments, etc.) upon payment of applicable user charges reimbursing the Federal Government for its costs.

(11)	The aircraft records maintained by the Aircraft Registration Branch are public records and are open for inspection in Room 122 of the Registry Building, Mike Monroney Aeronautical Center, 6425 S Denning, Oklahoma City, Oklahoma. Individuals interested in such information may make a personal search of the records or may avail themselves of the services of a company or attorney.

PLEASE REMOVE THIS PORTION BEFORE SUBMITTING TO FAA.